UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, Altria Group, Inc. (“Altria”) completed the spin-off of Philip Morris International Inc. (“PMI”) to Altria stockholders on March 28, 2008 (the “Spin-Off”). Beginning in the first quarter of 2008, as a result of the Spin-Off, Altria classified the operations of PMI as discontinued operations and revised its reportable segments. The revision to Altria’s reportable segments also reflects Altria’s December 2007 acquisition of John Middleton Co. (f/k/a John Middleton, Inc.).

This Current Report on Form 8-K is filed in order to revise, in accordance with accounting principles generally accepted in the United States of America, certain information disclosed in Altria’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”), namely:

•	the Consolidated Financial Statements and Notes thereto;
•	the Financial Statement Schedule – Valuation and Qualifying Accounts;
•	the Ratios of Earnings to Fixed Charges;
•	the Selected Financial Data – Five-Year Review; and
•	certain portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations, in order to reflect PMI as a discontinued operation and the change in reportable segments.

The change in reportable segments does not affect Altria’s:

•	Consolidated Balance Sheets, Consolidated Statements of Earnings;
•	Consolidated Statements of Stockholders’ Equity; or
•	Consolidated Statements of Cash Flows.

The revisions to the Form 10-K reported in this Current Report on Form 8-K are limited to the specific items identified above. The information provided herein should be read in conjunction with Altria’s Quarterly Report on Form 10-Q for the period ended March 31, 2008, its Current Reports on Form 8-K filed with the Securities and Exchange Commission, as well as those portions of the Form 10-K not subject to the revisions noted above.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

12	Computation of ratios of earnings to fixed charges

23	Consent of independent registered public accounting firm

99.1	Selected Financial Data – Five-Year Review

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Consolidated Financial Statements as of December 31, 2007 and 2006, and for Each of the Three Years in the Period Ended December 31, 2007

99.4	Financial Statement Schedule – Valuation and Qualifying Accounts For the Years Ended December 31, 2007, 2006 and 2005

99.5	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ LINDA M. WARREN
	Name:	Linda M. Warren
	Title:	Vice President and Controller

DATE: June 5, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

12	Computation of ratios of earnings to fixed charges

23	Consent of independent registered public accounting firm

99.1	Selected Financial Data – Five-Year Review

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Consolidated Financial Statements as of December 31, 2007 and 2006, and for Each of the Three Years in the Period Ended December 31, 2007

99.4	Financial Statement Schedule – Valuation and Qualifying Accounts For the Years Ended December 31, 2007, 2006 and 2005

99.5	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule